EXHIBIT 10.36

                             PARTICIPATION AGREEMENT

                                   Dated as of
                                November 23, 1999

                                      Among

                           CORNELL CORRECTIONS, INC.,
                    CORNELL CORRECTIONS OF CALIFORNIA, INC.,
                       CORNELL CORRECTIONS OF TEXAS, INC.,
                     CORNELL CORRECTIONS OF OKLAHOMA, INC.,
                               WBP LEASING, INC.,
                                       and
                       CORNELL CORRECTIONS OF ALASKA, INC.
                                    Lessees,


                         HELLER FINANCIAL LEASING, INC.,
                    THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                       and
                           SAFECO CREDIT COMPANY, INC.
                               Owner Participants

                                       and

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
               not in its individual capacity, except as expressly
                  provided herein, but solely as Owner Trustee

                               TABLE OF CONTENTS

                                                                          PAGE

ARTICLE I

   DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION AGREEMENT...............1

ARTICLE II

   SALE AND PURCHASE; PARTICIPATION IN COST OF THE EQUIPMENT; CLOSING........2
   Section 2.1    SALE AND PURCHASE..........................................2
   Section 2.2    PARTICIPATION BY OWNER PARTICIPANTS........................2
   Section 2.3    GENERAL PROVISIONS.........................................3
   Section 2.4    TIME AND PLACE OF CLOSING..................................3
   Section 2.5    INTEREST PAYMENTS TO OWNER PARTICIPANTS....................3
   Section 2.6    CALCULATION OF ADJUSTMENTS TO BASE RENT AND STIPULATED
                   LOSS VALUE................................................4

ARTICLE III

   CONDITIONS................................................................5
   Section 3.1    CONDITIONS PRECEDENT TO THE PARTICIPATIONS IN THE
                   EQUIPMENT.................................................5

ARTICLE IV

   LESSEES' REPRESENTATIONS, WARRANTIES AND INDEMNITIES......................7
   Section 4.1    IN GENERAL.................................................7

ARTICLE V

   CERTAIN COVENANTS OF LESSEES..............................................9
   Section 5.1    FURTHER ASSURANCES.........................................9
   Section 5.2    MERGER, ETC................................................9
   Section 5.3    FILINGS, ETC..............................................10
   Section 5.4    FINANCIAL COVENANTS.......................................10
   Section 5.5    PUBLICITY.................................................12
   Section 5.6    NOTICES...................................................12
   Section 5.7    LANDLORD WAIVER CORRECTIONS...............................12

ARTICLE VI

   OWNER FOR FEDERAL TAX PURPOSES...........................................12

ARTICLE VII

   NOTICES; CONSENT TO JURISDICTION.........................................12
   Section 7.1    NOTICES...................................................12

   Section 7.2    SERVICES OF PROCESS AND JURISDICTION......................13

ARTICLE VIII

   MISCELLANEOUS............................................................14
   Section 8.1    SURVIVAL..................................................14
   Section 8.2    MISCELLANEOUS.............................................14
   Section 8.3    NONRECOURSE...............................................14
   Section 8.4    LIABILITY.................................................15
   Section 8.5    GOVERNING LAW.............................................15

ARTICLE IX

   EXPENSES; SECURITY DEPOSIT...............................................15
   Section 9.1    TRANSACTION EXPENSES......................................15
   Section 9.2    SECURITY DEPOSIT..........................................15

                             PARTICIPATION AGREEMENT

      THIS PARTICIPATION AGREEMENT dated as of November 23, 1999, among (i) Cornell Corrections, Inc., a Delaware corporation, Cornell Corrections of California, Inc., a California corporation, Cornell Corrections of Texas, Inc., a Delaware corporation, Cornell Corrections of Oklahoma, Inc., a Delaware corporation, WBP Leasing, Inc., a Delaware corporation, and Cornell Corrections of Alaska, Inc., an Alaska corporation (herein called "Lessees"), (ii) Heller Financial Leasing, Inc., The CIT Group/Equipment Financing, Inc., and Safeco Credit Company, Inc. (each an "Owner Participant and collectively the "Owner Participants") and (iii) First Security Bank, National Association, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement (herein, in such latter capacity, together with any successor owner trustee, the "Owner Trustee");

                                    RECITALS:

      WHEREAS, the Lessees are the owner of certain Equipment;

      WHEREAS, concurrently with the execution and delivery of this Participation Agreement, the Owner Participants are entering into a Trust Agreement with the Owner Trustee, pursuant to which Trust Agreement the Owner Trustee agrees, among other things, to hold the Trust Estate for the use and benefit of the Owner Participants;

      WHEREAS, pursuant to the terms of the Trust Agreement, Trustee is authorized and directed to purchase from Lessees on each Closing Date certain of the Equipment by paying to Lessees the Equipment Costs thereof; and

      WHEREAS, concurrently with the execution and delivery of this Participation Agreement, the Owner Trustee and Lessees are entering into the Lease Agreement whereby, subject to the terms and conditions set forth therein, the Owner Trustee agrees to lease to Lessees, and Lessees agree to lease from the Owner Trustee, the Equipment, such lease to be evidenced by the execution and delivery of one or more Interim Lease Supplements covering the Equipment;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

          DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION AGREEMENT

      Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Participation Agreement shall have the meanings assigned to such terms in Appendix A to the Lease Agreement, dated as of November 23, 1999, between the Owner Trustee and Lessees. Unless otherwise indicated, all references herein to Sections, Schedules and Exhibits refer to Sections, Schedules and Exhibits of this Participation Agreement.

                                  ARTICLE II

      SALE AND PURCHASE; PARTICIPATION IN COST OF THE EQUIPMENT; CLOSING

      Section 2.1 SALE AND PURCHASE. (a) FIRST CLOSING DATE. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, Lessees agree to sell to the Owner Trustee, and the Owner Trustee agrees to purchase from Lessees, on the first Closing Date the Group of Equipment described in the Interim Lease Supplement executed and delivered on such Closing Date and in connection therewith, the Owner Trustee agrees to pay to Lessees the Equipment Cost for such Group of Equipment. On the first Closing Date, Lessees shall deliver the such Group of Equipment to the Owner Trustee, and the Owner Trustee shall accept such delivery.

      (b) SECOND CLOSING DATE. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, Lessees agree to sell to the Owner Trustee, and the Owner Trustee agrees to purchase from Lessees, on the second Closing Date the Group of Equipment described in the Interim Lease Supplement executed and delivered on such Closing Date and in connection therewith, the Owner Trustee agrees to pay to Lessees the Equipment Cost for such Group of Equipment. On the second Closing Date, Lessees shall deliver such Group of Equipment to the Owner Trustee, and the Owner Trustee shall accept such delivery.

      (c) THIRD CLOSING DATE. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, Lessees agree to sell to the Owner Trustee, and the Owner Trustee agrees to purchase from Lessees, on the third Closing Date the Group of Equipment described in the Interim Lease Supplement executed and delivered on such Closing Date and in connection therewith, the Owner Trustee agrees to pay to Lessees the Equipment Cost for such Group of Equipment. On the third Closing Date, Lessees shall deliver such Group of Equipment to the Owner Trustee, and the Owner Trustee shall accept such delivery.

      (d) FOURTH CLOSING DATE. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, Lessees agree to sell to the Owner Trustee, and the Owner Trustee agrees to purchase from Lessees, on the fourth Closing Date the Group of Equipment described in the Interim Lease Supplement executed and delivered on such Closing Date and in connection therewith, the Owner Trustee agrees to pay to Lessees the Equipment Cost for such Group of Equipment. On the fourth Closing Date, Lessees shall deliver such Group of Equipment to the Owner Trustee, and the Owner Trustee shall accept such delivery.

      Section 2.2 PARTICIPATION BY OWNER PARTICIPANTS. Subject to the terms and conditions of this Participation Agreement, on each Closing Date each Owner Participant hereby agrees to participate in the payment of the Equipment Cost for each Group of Equipment by making an equity

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investment in the beneficial ownership of the Equipment on such Closing Date by transferring to FSB, for the account of the Owner Trustee, not later than 11:30 a.m., Salt Lake City time, on the applicable Closing Date immediately available funds in Dollars, in the amount equal to such Owner Participant's commitment percentage set forth on Schedule 1 hereto (the "Owner Participant's Commitment") times the Equipment Cost for the Group of Equipment being purchased on such Closing Date. If the conditions in Section 3.1 have been met to the Lead Owner Participant's satisfaction with respect to any Closing Date and any Owner Participant shall fail or refuse to make available to Owner Trustee at such time an amount equal to its Owner Participant's Commitment for the Group of Equipment described in the Interim Lease Supplement being delivered on such Closing Date, then (a) the Lead Owner Participant shall make such amount available to Owner Trustee, (b) such Owner Participant shall be deemed to have assigned its Owner Participant's Commitment to the Lead Owner Participant, (c) the Lead Owner Participant's commitment percentage set forth on Schedule 1 hereto shall be automatically increased to take into account the Owner Participant's Commitment that was not funded and (d) the Lessees shall be deemed to have assigned to the Lead Ownership Participant any Claims it may have against the Owner Participant that failed to fund. Upon any transfer of all or a portion of an Owner Participant's Beneficial Interest to a Permitted Transferee in accordance with the terms of the Trust Agreement, the parties hereto shall execute an amendment to Schedule 1 hereto to reflect any revised Owner Participant's Commitment caused by such transfer.

      Section 2.3 GENERAL PROVISIONS. Upon receipt by the Owner Trustee of all amounts to be furnished to it on each Closing Date pursuant to this Article II and the satisfaction of the conditions set forth in Article III hereof, Lessees shall transfer title to, and deliver, the Group of Equipment being purchased on such Closing Date to the Owner Trustee, and the Owner Trustee shall purchase and take title to and accept delivery of such Group of Equipment. In consideration for each such transfer of title to and delivery of such Equipment, and contemporaneously therewith the Equipment Cost thereof shall be paid by the Owner Trustee to Lessees for such Group of Equipment.

      Section 2.4 TIME AND PLACE OF CLOSING. Each Closing Date shall be selected by Lessees, subject to compliance with the further provisions of this Article II and provided that no Closing Date shall be a date later than December 31, 1999. The closing (a "Closing") on each Closing Date shall take place at 11:00 a.m., Chicago time, at the offices of the Lead Owner Participant, or at such other time and place as the parties hereto shall agree. At least five Business Days prior to each Closing Date (other than the first Closing Date), Lessees shall deliver to the Owner Participants and the Owner Trustee written notice of the proposed Closing Date and the amounts to be made available pursuant to Article II by each Owner Participant. Each notice shall include Lessees' estimate of the Fair Market Sales Value of the Group of Equipment being purchased on such Closing Date, subject to the overall limitation that the Equipment Cost shall not exceed $21,100,000 in the aggregate for all of the Equipment.

      Section 2.5 INTEREST PAYMENTS TO OWNER PARTICIPANTS. If for any reason whatsoever (other than, as to an Owner Participant, the failure of such Owner Participant to make available to the Owner Trustee the amount specified to be made available by it in Article II hereof except if such failure is occasioned by the nonfulfillment of any condition precedent contained in Article III hereof (other than a condition solely to be performed or complied with by such Owner Participant)), the transactions contemplated hereby shall not be consummated on a Closing Date proposed by Lessees in the written notice delivered pursuant to Section 2.4, then: (i) Lessees shall reimburse each Owner Participant for the loss of the use of any funds that it made available to the Owner Trustee occasioned by such failure by paying on demand interest, at the Base Rate, on the amount of such funds for the period from and including such Closing Date to but excluding the earlier of the Business Day on which such funds shall be returned to such Owner Participant (unless such funds shall be returned later than 1:00 p.m., Salt Lake City time, in which event such Business Day shall be included) or the actual date on which the transactions contemplated for such Closing Date shall occur; and (ii) Lessees shall also reimburse the Owner Participants for any loss reasonably incurred in liquidating or employing deposits, swaps or other hedges with third-parties.

      The Owner Trustee shall not be liable to Lessees or the Participants for any failure to invest funds held by it under the circumstances described in this
Section 2.5.

      All funds made available to the Owner Trustee by any Owner Participant under Section 2.5 and any investments made by the Owner Trustee of such funds shall be held in trust for the benefit of the respective Owner Participants by the Owner Trustee.

      Section 2.6 CALCULATION OF ADJUSTMENTS TO BASE RENT AND STIPULATED LOSS VALUE.

      (a) CALCULATION OF ADJUSTMENTS. In the event that (A) the actual aggregate Equipment Cost is different from $21,100,000, (B) there is any change in, or cost relating to a revision in, the structure of the transaction contemplated hereby, (C) there is any change in the Code or in the regulations promulgated thereunder or other official administrative pronouncement, which change is proposed, enacted or effective after the date hereof and prior to the end of the Lease Term, and which change alters or eliminates the tax assumptions used in calculating Interim Rent, Base Rent, Renewal Rent and Stipulated Loss Values, or
(D) the Index Rate on the Base Term Commencement Date is different from 5.70% (but in no event shall the Index Rate used for any calculation be less than 5.5%) then, in each such case, the Lead Owner Participant shall recalculate the payments or amounts, as the case may be, of Interim Rent, Base Rent, Stipulated Loss Values and Renewal Rent to preserve the Net Economic Return that the Owner Participants would have realized had such event not occurred. In performing any such recalculation and in determining each Owner Participant's Net Economic Return, the Lead Owner Participant shall utilize the same methods and assumptions originally used in making the computations of Interim Rent, Base Rent, Stipulated Loss Values and Renewal Rent with respect to the Lease Term (other than those assumptions changed as a result of any of the events described in clauses (A) through (D) of the preceding sentence necessitating such recalculation; it being agreed that such recalculation shall reflect solely any changes of assumptions or facts resulting directly from the event or events necessitating such recalculation).

      (b) CONFIRMATION AND VERIFICATION. Upon completion of any recalculation described in Section 2.6(a), the Lead Owner Participant shall provide a certificate to Lessees either (x) stating that the payments of Interim Rent, Base Rent, Stipulated Loss Values and Renewal Rent with respect to the Lease Term do not require change, or (y) setting forth such adjustments to the payments of Interim Rent, Base Rent, Stipulated Loss Values and Renewal Rent with respect to the Lease Term as have been calculated by the Lead Owner Participant in accordance with Section 2.6(a). Lessees shall execute a Lease Supplement or amendment reflecting its concurrence with such adjustment, but in the absence of such execution, Lessees will be deemed to have approved the same five Business Days after receipt of the certificate.

                                  ARTICLE III

                                  CONDITIONS

      Section 3.1 CONDITIONS PRECEDENT TO THE PARTICIPATIONS IN THE EQUIPMENT. It is agreed that the obligations of each Owner Participant to participate in the payment to Lessees of Equipment Cost and to make available the amount of its respective Owner Participant's Commitment therefor are subject to the satisfaction prior to or on each Closing Date of the following conditions precedent:

      (a) The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, and shall be in full force and effect and executed counterparts shall have been delivered to Lessees, each Owner Participant, and the Owner Trustee or their respective counsel:

            (i) the Lease;

            (ii) an Interim Lease Supplement covering a Group of Equipment dated such Closing Date;

            (iii) the Trust Agreement;

            (iv) a Trust Supplement covering the Equipment dated such Closing Date;

            (v) a Bill of Sale;

            (vi) an ACH Debit Authorization, the effect of which is to permit the Paying Agent to debit a bank account of Cornell for Rent;

            (vii) an invoice addressed to the Owner Trustee from Lessees, dated the applicable Closing Date, specifying the purchase price payable for the Group of Equipment, such aggregate purchase price to equal the Equipment Cost therefor; and

            (viii)in the case of the final Closing Date, a Lease Supplement covering all of the Equipment and reflecting the total Equipment Cost paid by the Owner to Lessees.

      All of the foregoing documents, together with this Participation Agreement, are sometimes referred to herein, collectively, as the "Operative Documents" and, individually, as an "Operative Document."

      (b) A precautionary Uniform Commercial Code financing statement or statements shall have been executed and delivered by Lessees.

      (c) The Owner Participant shall have received, in each case in form and substance satisfactory to it, such documents and evidence with respect to Lessees, the Owner Trustee and the other Owner Participants as it, or its counsel, may reasonably request in order to establish the authority of such parties to consummate the transactions contemplated by this Participation Agreement and the taking of all corporate proceedings in connection therewith.

      (d) All appropriate action required to have been taken prior to each Closing Date in connection with the transactions contemplated by this Participation Agreement shall have been taken by any governmental authority, and all orders, permits, waivers, authorizations, exemptions and approvals of such Persons required to be in effect on such Closing Date in connection with the transactions contemplated by this Participation Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on such Closing Date.

      (e) The Lead Participant shall have received a favorable opinion addressed to the Owner Trustee and each Owner Participant, and reasonably satisfactory to it, from Locke Liddell & Sapp, LLP, special counsel for Lessees, covering such matters as the Lead Owner Participant may request.

      (f) Solely with respect to each Closing Date other than the first Closing Date, to the extent requested, the Lead Owner Participant shall have received favorable opinions addressed to the Owner Trustee and the Owner Participants, and reasonably satisfactory as to scope and substance, from such local counsel for Lessees as it may require, as to such matters as it may reasonably request.

      (g) The Owner Participants shall have received, at least 10 days prior to the first Closing Date, an appraisal report of the Appraiser, which report shall be satisfactory to the Owner Participant in its sole discretion and shall (i) set forth the estimated Fair Market Sales Value of the Equipment and (ii) state such other matters as the Lead Owner Participant may reasonably request.

      (h) The Lead Owner Participant shall have received an independent insurance broker's report, in form and substance satisfactory to the Lead Owner Participant, as to the due compliance with the terms of the Lease relating to insurance with respect to the Equipment and as otherwise required by the Lease.

      (i) On each Closing Date it shall be true that no Event of Loss with respect to any Equipment being acquired on such Closing Date has occurred, and the Owner Trustee has good and marketable title to the Equipment, free and clear of Liens.

      (j) In the opinion of the Lead Owner Participant and its special counsel, there shall have been, since the date hereof, no amendment, modification, addition, or change in or to the provisions of the Code, as amended through the date hereof, and the Treasury Regulations (including Temporary Treasury Regulations), Internal Revenue Service Revenue Procedures or Revenue Rulings, or other administrative interpretations, applicable judicial precedents or Executive Orders of the President of the United States, all as in effect on the date hereof, the effect of which might preclude the Owner Participants from obtaining any of the income tax benefits and consequences assumed to be available to the Owner Participants in establishing their Net Economic Return.

      (k) The Owner Participants shall have received such other documents and evidence with respect to the other parties hereto as an Owner Participant may reasonably request in order to establish consummation on such Closing Date of the transactions contemplated by the Operative Documents, the taking of all corporate proceedings in connection therewith and compliance with the conditions set forth herein.

      (l) The Lead Owner Participant shall have received from each landlord or mortgagee of the premises on which Equipment is located, an agreement, satisfactory to the Lead Owner Participant, that such Person waives any interest in the Equipment, will allow the Owner Trustee access to the premises for purposes of maintenance, repair and/or removal of the Equipment and will give the Owner Trustee prior notice of any foreclosure by the Mortgagee on the premises.

      (m) Solely with respect to each Closing Date other than the first Closing Date, no material adverse change in Lessees' financial condition shall have occurred since such first Closing Date.

                                  ARTICLE IV
             LESSEES' REPRESENTATIONS, WARRANTIES AND INDEMNITIES

      Section 4.1 IN GENERAL. Each Lessee represents and warrants to each Owner Trustee and each Owner Participant that as of each Closing Date:

      (a) Each Lessee is a corporation duly organized and validly existing pursuant to the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or hold under lease its properties wherever located or used and to enter into and perform its obligations under the Operative Documents to which it is a party and is duly qualified to do business as a foreign corporation in good standing wherever necessary to carry out its obligations under the Operative Documents;

      (b) the execution, delivery and performance by each Lessee of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of such Lessee, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of such Lessee except such as have been duly obtained or by such Closing Date will have been duly obtained, and none of such agreements contravenes any applicable law binding on such Lessee or the Certificate of Incorporation or Bylaws of such Lessee or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien upon the property of such Lessee under, any indenture, mortgage, contract or other agreement to which such Lessee is a party or by which it or its properties may be bound or affected, except as specifically provided in the Operative Documents;

      (c) neither the execution and delivery by each Lessee of the Operative Documents to which it is a party nor the performance by each Lessee of its obligations hereunder or thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any Federal, state or foreign governmental authority;

      (d) on each Closing Date, the Operative Documents to which it is a party will each constitute legal, valid and binding obligations of each Lessee, enforceable against each Lessee in accordance with the respective terms thereof, subject to applicable bankruptcy, fraudulent transfer, fraudulent conveyance, insolvency, reorganization or similar laws affecting creditors' rights generally;

      (e) there are no pending or threatened actions or proceedings before any court or administrative agency which (A) involve the Equipment or (B) might materially adversely affect the ability of each Lessee to perform its obligations under the Operative Documents;

      (f) there has not occurred any event which constitutes a Lease Default or an Event of Default that is presently continuing;

      (g) each Lessee is solvent and will not be rendered insolvent by the sale of the Equipment; after the sale of the Equipment the capital of each Lessee will not be unreasonably small for the conduct of the business in which such Lessee is engaged or is about to engage; no Lessee has any intention or belief that it is about to incur debts beyond its ability to pay as they mature; and each Lessee's sale of the Equipment is made without any intent to hinder, delay or defraud either present or future creditors, purchasers or other interested Persons;

      (h) the proceeds of the sale of the Equipment to the Owner Trustee will not be used by Lessees directly or indirectly for any purpose violative of Regulation G or U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 207, as amended);

      (i) the audited financial statements of Cornell contained in Cornell's Annual Report on Form 10-K for the year ended December 31, 1998, and the unaudited financial statements contained in Cornell's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 (copies of which have been furnished to the Lead Owner Participant), have been prepared in accordance with generally accepted accounting principles consistently applied, fairly set forth the financial position of Cornell as of said dates and such financial statements do not contain any material misstatement or omission which would render such financial statements false or misleading; since September 30, 1999, there has been no material adverse change in such financial position; and nothing has occurred to the knowledge of Cornell which in the reasonable opinion of Cornell is likely to materially adversely affect the ability of Lessees to perform their obligations under the Operative Documents;

      (j) the chief executive office (as such term is used in Article IX of the UCC) of each Lessee and the office where each Lessee will keep its corporate records concerning the Equipment are located in Houston, Texas;

      (k) each Lessee has filed or caused to be filed all Federal, state and local Tax returns that are required to be filed by it and has paid or caused to be paid all Taxes shown to be due and payable on such returns or on any assessment received by it to the extent that such Taxes have become due and payable, except to the extent the same are being contested in good faith. To the extent, if any, that such Taxes are not due and payable or are being contested in good faith by such Lessee, each Lessee has established reserves (segregated to the extent required by generally accepted accounting principles) that are adequate for the payment or settlement thereof;

      (l) neither the aforesaid financial statements nor any other document furnished or to be furnished by Lessees to the Lead Owner Participant or to any appraiser or counsel in connection with the transactions contemplated hereby or in connection with any Operative Document contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements contained therein not misleading, under the circumstances under which any such statement shall have been made; and

      (m) no Lessee is a party to any agreement or instrument or subject to any charter or other corporate restriction that individually or in the aggregate might adversely affect its ability to perform its obligations under the Operative Documents to which it is or is to be a party.

                                   ARTICLE V
                         CERTAIN COVENANTS OF LESSEES

      Each Lessee covenants and agrees with each of the Owner Participants and the Owner Trustee, in its capacity as such and in its individual capacity, as follows:

      Section 5.1 FURTHER ASSURANCES. Lessees will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Owner Trustee or the Owner Participants shall reasonably require for accomplishing the purposes of this Participation Agreement and the other Operative Documents.

      Section 5.2 MERGER, ETC. No Lessee will consolidate with or merge into any other corporation (except for Cornell or another Lessee) or convey, transfer or lease substantially all of its assets as an entirety to any Person.

      Section 5.3 FILINGS, ETC. Lessees, at their expense, will take, or cause to be taken, such action with respect to the recording, filing, rerecording and re-filing of the Operative Documents and any financing statements or other instruments as are necessary to maintain the ownership interest of the Owner Trustee in the Equipment or will furnish to the Owner Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable the Owner Trustee to take such action.

      Section 5.4 FINANCIAL COVENANTS. Cornell will not permit its:

      (a) EBITDA RATIO I: EBITDA Ratio I with respect to any period ending on a date that falls within any period set forth below under the column entitled "Period" to exceed the applicable ratio set forth under the caption "Ratio" opposite such period:

                   PERIOD                                   RATIO
November ___, 1999 through and including                  4.00 to 1
September 30, 2000

October 1, 2000 through and including March 31,           3.75 to 1
2001

April 1, 2001 through and including September 30,         3.50 to 1
2001

October 1, 2001 through and including March 31,           3.25 to 1
2002

April 1, 2002 through and including September 30,         3.00 to 1
2002

October 1, 2002 through and including March 31,           2.50 to 1
2003

      (b) EBITDA RATIO II: EBITDA Ratio II with respect to any period ending on a date that falls within any period set forth below under the column entitled "Period" to exceed the applicable ratio set forth under the caption "Ratio" opposite such period:

                   PERIOD                                   RATIO
November ___, 1999  through and including                 5.00 to 1
September 30, 2000

October 1, 2000 through and including March 31,           4.75 to 1
2001

April 1, 2001 through and including September 30,         4.50 to 1
2001

October 1, 2001 through and including March 31,           4.25 to 1
2002

April 1, 2002 through and including September 30,         4.00 to 1
2002

October 1, 2002 through and including March 31,           3.50 to 1
2003

      (c) NET WORTH: Net Worth to be less than $80,000,000.

      (d) INTEREST COVERAGE RATIO: Interest Coverage Ratio with respect to any period ending on a date that falls within any period set forth below under the column entitled "Period" to be less than the applicable ratio set forth under the caption "Ratio" opposite such period:

                PERIOD                                   RATIO

November 1, 1999 through and including                 2.50 to 1
September 30, 2000

October 1, 2000 through and including                  2.75 to 1
September 30, 2001

October 1, 2001 through and including                  3.00 to 1
March 31, 2003

      (e) FIXED CHARGES RATIO: Fixed Charges Ratio to be less than 1.25 to 1 at any time.

      Upon written request of Cornell, the Owner Participants agree to review modification of the foregoing financial covenant requirements based upon future covenant amendments to the Credit

Agreement, which review shall be done reasonably, but the Owner Participants shall not be obligated to agree to any modification or amendment to any such requirement.

      Section 5.5 PUBLICITY. Lessees consent to the securing, by the Lead Owner Participant, of printed publicity through newspapers and other media (such as tombstones commemorating the transaction) utilizing any Lessee's name, tradename, trademarks, the Equipment Cost or other references to the transactions contemplated hereby (provided the cost of such publicity is not borne by Lessees), so long as the form thereof is reasonably acceptable to Cornell.

      Section 5.6 NOTICES. No Lessee will sell, lease or grant a mortgage on the premises on which Equipment is located or any interest therein unless prior thereto the purchaser, lessee or mortgagee, respectively, has entered into an agreement in favor of the other parties hereto, in form and substance satisfactory to such parties, agreeing to grant access to such parties to the premises on which Equipment is located for purposes of maintenance, repair and/or removal of the Equipment, agreeing to give notice to such parties before exercising remedies against the premises on which Equipment is located and waiving any interest in the Equipment.

      Section 5.7 LANDLORD WAIVER CORRECTIONS. To the extent any of the landlord waivers delivered under Section 3.1(l) above in connection with the first Closing Date reflect tenants other than Lessees or have other technical defects, Lessees shall cause to be executed and delivered to Owner Trustee within 30 days after such first Closing Date such additional agreements required by Owner Trustee to ensure that Owner Trustee has the benefit of such landlord waivers.

                                  ARTICLE VI

                        OWNER FOR FEDERAL TAX PURPOSES

      It is hereby agreed between Lessees and the Owner Participants that for Federal income tax purposes the Owner Trustee will be the owner of the Equipment to be delivered under the Lease and Lessees will be the lessees thereof.

                                  ARTICLE VII

                       NOTICES; CONSENT TO JURISDICTION

      Section 7.1 NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail postage prepaid, or by facsimile, or by prepaid courier service, and shall be deemed to be given for purposes of this Participation Agreement on the day that such writing is delivered to the intended recipient thereof in accordance with the provisions of this Section
7.1. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 7.1, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses as follows: (A) if to Lessees, the Owner Trustee or the Owner Participants, to the respective addresses set forth below the signatures of such parties at the foot of this Participation Agreement, or (B) if to a subsequent Owner Participant, addressed to such subsequent Owner Participant at such address as such subsequent Owner Participant shall have furnished by notice to the parties hereto.

      Section 7.2 SERVICES OF PROCESS AND JURISDICTION. Each of the parties hereto (i) hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of Cook County, Illinois (without prejudice to the right of any party to remove to the United States District Court for the Northern District of Illinois) and to the jurisdiction of the United States District Court for the Northern District of Illinois, for the purposes of any suit, action or other proceeding arising out of this Participation Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State court or, to the fullest extent permitted by applicable law, in such Federal court, and (iii) to the extent permitted by applicable law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Participation Agreement, the other Operative Documents, or the subject matter hereof or thereof, may not be enforced in or by such court. EACH PARTY HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT. A final judgment obtained in respect of any action, suit or proceeding referred to in this
Section 7.2 shall be conclusive and may be enforced in other jurisdictions by suit as the judgment or in any manner as provided by applicable law. Each Lessee, other than Cornell, irrevocably appoints Cornell as its agent, to receive on its behalf service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Cornell irrevocably appoints CT Corporation Systems (the "Process Agent"), with an office at 208 South LaSalle, Chicago, IL 60604, as its agent, to receive on its behalf service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Service of process may be made by mailing or delivering by registered mail, Federal Express, DHL or similar courier at the address to which notices to it are to be given or to Cornell in the case of the Process Agent at the Process Agent's above address, it being agreed that service in either such manner shall constitute valid service upon Lessees or their successors or assigns in connection with any such action or proceeding only; PROVIDED, HOWEVER that nothing in this Section 7.2 shall affect the right of any of such parties or their respective successors or assigns to bring any action or proceeding against any other one of such parties or its respective property in the courts of other jurisdictions.

                                 ARTICLE VIII

                                 MISCELLANEOUS

      Section 8.1 SURVIVAL. The representations, warranties, indemnities and agreements of Lessees provided for in this Participation Agreement, and Lessees', the Owner Trustee's, and each Owner Participant's obligation under any of the Operative Documents, shall survive the making available of the respective Owner Participant's Commitments, the delivery of the Equipment and the expiration or other termination of this Participation Agreement and the other Operative Documents.

      Section 8.2 MISCELLANEOUS. This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Participation Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to Owner Trustee. The terms of this Participation Agreement shall be binding upon, and inure to the benefit of, Lessees and their respective successors and permitted assigns, each Owner Participant and its successors and assigns and the Owner Trustee and its successors as Owner Trustee under the Trust Agreement. This Participation Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance. This Participation Agreement is being delivered in the State of Illinois.

      Section 8.3 NONRECOURSE. The parties hereto agree that all of the statements, representations, covenants and agreements made by the Owner Trustee (when made in such capacity) contained in this Participation Agreement and any agreement referred to herein, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate. Therefore, anything contained in this Participation Agreement or such other agreements to the contrary notwithstanding (except for any express provisions that the Owner Trustee is responsible for in its individual capacity), no recourse shall be had with respect to this Participation Agreement or such other agreements against the Owner Trustee in its individual capacity or against any Person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling Person or Persons of any of them; PROVIDED, however that this Section 8.3 shall not be construed to prohibit any action or proceeding against any party hereto for its own willful misconduct or grossly negligent conduct for which it would otherwise be liable; and PROVIDED, FURTHER, that nothing contained in this
Section 8.3 shall be construed to limit the exercise and enforcement in accordance with the terms of this Participation Agreement or such other agreements of rights and remedies against the Trust Estate. The foregoing provisions of this Section 8.3 shall survive the termination of this Participation Agreement and the other Operative Documents.

      Section 8.4 LIABILITY. The Owner Participants will have no liability for any actions or omissions of the Owner Trustee unless the Owner Trustee is acting, or is failing to act, in accordance with the instructions of the Owner Participants.

      Section 8.5 GOVERNING LAW. This Participation Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

                                  ARTICLE IX

                          EXPENSES; SECURITY DEPOSIT

      Section 9.1 TRANSACTION EXPENSES. The following expenses shall be paid by
Lessees: the reasonable and actual fees, expenses and disbursements of (1) counsel for Owner Trustee under the Trust Agreement, such information to be furnished by the Owner Trustee, (2) Winstead Sechrest & Minick P.C., special counsel for the Lead Owner Participant, such information to be furnished by the Lead Owner Participant, and (3) (i) all fees, Taxes and other charges payable in connection with the recording or filing of instruments and financing statements, such information to be furnished by the Person having knowledge thereof, (ii) the initial fee and reasonable and actual disbursements of the Owner Trustee under the Trust Agreement, such information to be furnished by the Owner Trustee and (iii) the fee of the Appraiser (or of such other appraiser as shall be acceptable to Lessees and the Lead Owner Participant) with respect to the appraisal of the Equipment pursuant to Article III hereof, such information to be furnished by the Lead Owner Participant. Notwithstanding anything herein to the contrary, Lessees shall only be responsible for payment of a maximum amount of up to $62,500 of initial transaction expenses under clauses (1), (2), (3)(i) and (3)(ii) above.

      Section 9.2 SECURITY DEPOSIT.

      (a) On each Closing Date, Lessees agree to pay to the Owner Trustee, in its capacity as Lessor, a security deposit equal to five percent of the Equipment Cost being paid on such Closing Date. Upon receipt of such security deposit, Owner Trustee shall deliver to each Owner Participant its pro rata share of such security deposit based on the Owner Participant's Commitments. Owner Trustee may, in its sole discretion, apply, from time to time, all or a portion of said security deposit to the payment of Rent not timely paid by Lessees (in such order and manner as Lessor may elect), and upon such election, Owner Trustee shall notify each Owner Participant, who in turn shall promptly deliver to Owner Trustee its pro rata share of such amount so applied based on the Owner Participant's Commitments.

      (b) Lessees hereby grant to Owner Trustee, for the benefit of the Owner Participants, a security interest in the security deposit contemplated in clause
(a) above and acknowledge and agree that (i) the security deposit may be commingled by the Owner Participants with other funds, and (ii) the security deposit will not bear interest.

      (c) Each Owner Participant hereby acknowledges and agrees that such Owner Participant is acting as bailee for Owner Trustee for purposes of perfecting the security interest in the security deposit granted in clause (b) above.

      (d) At the end of the Base Term, if no Lease Default or Event of Default then exists, the Owner Trustee shall return to Cornell so much of the security deposit as has not been applied to the payment of Rent in accordance with clause
(a) above. If any amount is to be so returned, Owner Trustee shall notify each Owner Participant, who in turn shall promptly deliver to Owner Trustee its pro rata share of such amount based on the Owner Participant's Commitments.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGES FOLLOW.

      IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               CORNELL CORRECTIONS, INC.
                               CORNELL CORRECTIONS OF CALIFORNIA,
                                  INC.,

                               CORNELL CORRECTIONS OF TEXAS, INC.,
                               CORNELL CORRECTIONS OF OKLAHOMA,
                                  INC.,
                               WBP LEASING, INC.,
                               CORNELL CORRECTIONS OF ALASKA, INC.


                               By: /s/ JOHN L. HENDRIX
                                       John L. Hendrix

                                   Vice President and Chief Financial Officer of each of the companies named above

                               Address:    1700 West Loop South
                                           Suite 1500
                                           Houston, Texas 77027
                                           Attention:  John Hendrix

                            PARTICIPATION AGREEMENT
                                SIGNATURE PAGE

                            FIRST SECURITY BANK, NATIONAL
                            ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee


                            By: /s/ VAL T. ORTON
                            Name:   Val T. Orton
                            Title:  Vice President

                            Address:

                            Corporate Trust Services
                            79 South Main Street
                            3rd Floor
                            Salt Lake City, Utah 84111-1921
                            Attention: Val Orton

                            PARTICIPATION AGREEMENT
                                SIGNATURE PAGE

                                       HELLER FINANCIAL LEASING, INC.


                                       By: /s/ JOHN T. SMITH
                                       Name:   John T. Smith
                                       Title:  Assistant Vice President


                                       Address:

                                       500 West Monroe
                                       Chicago, Illinois 60661
                                       Attention:  CEFG Region Credit Manager

                            PARTICIPATION AGREEMENT
                                SIGNATURE PAGE

                                       THE CIT GROUP/EQUIPMENT FINANCING


                                       By: /s/ TOM VASILAKOS
                                       Name:   Tom Vasilakos
                                       Title:  Senior Vice President


                                       Address:
                                       5777 West Maple Road, Suite 130
                                       West Bloomfield, Michigan 48322
                                       Attention:  Julie Rogers


                            PARTICIPATION AGREEMENT
                                SIGNATURE PAGE

                                       SAFECO CREDIT COMPANY, INC.


                                       By: /s/ RON KOEHLER
                                       Name:   Ron Koehler
                                       Title:  Division Assistant Vice President


                                       Address:

                                       10865 Willows Road NE, 3rd Floor
                                       Redmond, Washington 98052
                                       Attention:  Ron Koehler


                            PARTICIPATION AGREEMENT
                                SIGNATURE PAGE

                                  SCHEDULE 1

                        OWNER PARTICIPANT'S COMMITMENTS

OWNER PARTICIPANT                                   PERCENTAGE

Heller Financial Leasing, Inc.                      73.934%

Safeco Credit Company, Inc.                         14.218%

The CIT Group/Equipment Financing, Inc.             11.848%